UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2025

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)

(203) 252-5900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into A Material Definitive Agreement.

On January 14, 2025, Patriot Bank, N.A. (the “Bank”), the wholly-owned subsidiary of Patriot National Bancorp, Inc. (“Patriot” or the “Company”), entered into an agreement (the “OCC Agreement”) with the Office of the Comptroller of the Currency (“OCC”), pursuant to which the Bank agreed, through its board of directors (“Bank Board”) to take certain actions which, among others, including the following:

●
By January 31, 2025, the Bank Board shall appoint a Compliance Committee of at least three members, a majority of whom shall be directors who are not employees or officers of the Bank or any of its subsidiaries or affiliates. The Compliance Committee shall be responsible for monitoring and oversee the Bank’s adherence to the provisions of the OCC Agreement;

●
Within 30 days of the date of the OCC Agreement, and thereafter within 30 days after the end of each quarter, the Compliance Committee shall submit to the Bank Board a written progress report setting forth in detail a description of the corrective actions needed to achieve compliance with the OCC Agreement, the specific corrective actions undertaken to comply with the OCC Agreement, and the results and status of the corrective actions;

●
Within 45 days of the date of the OCC Agreement, the Bank Board shall submit to the Assistant Deputy Comptroller an acceptable written strategic plan for the Bank, to establish objectives for the Bank’s overall risk profile, earnings performance, growth, balance sheet mix, off-balance sheet activities, liability structure, capital and liquidity adequacy, product line development, and market segments that the Bank intends to promote or develop, together with strategies to achieve those objectives;

●
By February 28, 2025, the Bank shall achieve and thereafter maintain the minimum capital ratios as defined in 12 C.F.R. § 3.10(b) and as calculated in accordance with 12 C.F.R. Part 3, which, specifically, include: (i) a common equity tier 1 capital ratio at least equal to 10.0%, (ii) a tier 1 capital ratio at least equal to 10.0%, (iii) a total capital ratio at least equal to eleven and one-half percent (11.5%); and (iv) a leverage ratio at least equal to 9.0%;

●
Within 60 days of the date of the OCC Agreement, the Bank shall submit to the Assistant Deputy Comptroller an acceptable written risk management framework guiding the implementation of new, expanded, or modified products and services;

●
Within 30 days of the date of the OCC Agreement, the Bank shall submit to the Assistant Deputy Comptroller an acceptable written plan detailing the remedial actions necessary to achieve and sustain compliance with the Bank Secrecy Act, as amended (31 U.S.C. § 5311 et seq.);

●
Within 45 days of the date of the OCC Agreement, the Bank shall submit to the Assistant Deputy Comptroller an acceptable written customer identification program to ensure appropriate collection and analysis of customer information for reloadable prepaid card accounts;

●
Within 45 days of the date of the OCC Agreement, the Bank shall submit to the Assistant Deputy Comptroller an acceptable written plan designed to ensure the Bank Secrecy Act/Anti-Money Laundering (“BSA/AML”) risks associated with providing prepaid card products through third-party program managers are identified, managed, and controlled and are consistent with safe and sound risk management practices;

●
Within 45 days of the date of the OCC Agreement, the Bank shall submit to the Assistant Deputy Comptroller an acceptable written suspicious activity monitoring and reporting program to ensure the timely and appropriate identification, review, and disposition of unusual activity, and the filing of Suspicious Activity Reports consistent with 12 C.F.R. § 21.11.

●	Within ninety 90 days of the date of the OCC Agreement, the Bank shall conduct a review and provide a written report of the Bank’s fraud suspicious activity monitoring;
●
Within 60 days of the date of the OCC Agreement, the Bank shall develop a written institution-wide BSA/AML Risk Assessment, which shall reflect a comprehensive analysis of the Bank’s money laundering, terrorist financing, and other illicit financial activity risks and provide strategies to control those risks and limit any identified vulnerabilities;

●
Within 60 days of the date of the OCC Agreement, the Bank Board shall ensure the Bank maintains, at all times, a qualified BSA Officer vested with sufficient independence, authority, and resources to fulfill the duties and responsibilities of the position and ensure compliance with the requirements of the BSA and its implementing regulations;

●	Within 60 days of the date of the OCC Agreement, the Bank shall submit to the Assistant Deputy Comptroller an acceptable written Payment Activities Oversight Program, to manage the various risks;
●
Within 30 days of the date of the OCC Agreement, the Bank shall submit to the Assistant Deputy Comptroller an acceptable written credit administration program to ensure the Bank obtains and analyzes credit and collateral information sufficient to identify, monitor, and report the Bank’s credit risk, properly account for loans, and assign accurate risk ratings in a timely manner;

●	Within 60 days of the date of the OCC Agreement, the Bank shall submit to the Assistant Deputy Comptroller an acceptable written Concentration Risk Management Program; and
●
Within 45 days of the date of the OCC Agreement, the Bank Board shall submit to the Assistant Deputy Comptroller an acceptable written Liquidity Risk Management Program which shall provide for the identification, measurement, monitoring, and control of the Bank’s liquidity risk exposure, and shall emphasize the importance of cash flow projections, diversified funding sources, a cushion of highly liquid assets, robust liquidity stress testing scenario analyses, and a formal, well-developed contingency funding plan as primary tools for measuring and managing liquidity risk.

The Bank has been designated by the OCC to be in “troubled condition” as set forth in 12 C.F.R. §5.51(c)(7)(ii) and not an “eligible bank” for purposes of 12 C.F.R. §5.3(g) and 12 C.F.R. §24.2(e).

The foregoing description of the terms of the OCC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the OCC Agreement filed herewith as Exhibit 10.1.

Furthermore, on January 17, 2025, the OCC notified the Bank that, in connection with the entry into the OCC Agreement, the individual minimum capital ratios (IMCR) previously established on April 17, 2024 for the Bank has been terminated.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on January 14, 2025, David Finn was appointed as Chief Financial Officer of Patriot and the Bank. In addition to his title as Chief Financial Officer, Mr. Finn also serves as Executive Vice President of the Company and the Bank.

Mr. Finn has served as Interim Chief Financial Officer and Executive Vice President of the Company and the Bank since October 2024. Mr. Finn was hired by the Bank on August 5, 2024, as Executive Vice President and Senior Finance Officer. Before joining the Company, from May 2014 to June 2023, Mr. Finn served as Senior Vice President at First Citizens Bank (formerly CIT Group Inc.), where he was responsible for all regulatory reporting. Mr. Finn joined CIT Group Inc. in 1998 and remained there until 2023, and held a number of positions in finance, including Global Controller of Equipment Finance and Non-Strategic Portfolios and Chief Financial Officer of the Consumer Finance segment. Prior to joining CIT Group Inc., Mr. Finn worked as a senior accountant in Price Waterhouse LLP and as staff accountant at Coopers & Lybrand LLP. Mr. Finn received a Bachelor of Arts degree in Management, with an Accounting and Finance concentration, from Gettysburg College.

There is no change to the compensation to Mr. Finn resulting from the change of his title from Interim Chief Financial Officer to Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Form of Agreement by and between Patriot Bank, National Association and the Office of the Comptroller of the Currency

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

January 17, 2025	By:	/s/ David Lowery
David Lowery
Chief Executive Officer